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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 11, 2009

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On February 11, 2009, Innovative Glass Corp. (IGC), a licensee of
Research Frontiers Inc., announced in a press release the completion of the largest SPD-SmartGlass window installation in the world at the Indiana University Health Information and Translational Sciences Building using the latest generation SPD light-control film technology developed by Research Frontiers and produced by Hitachi Chemical Co., Ltd.

SPD light-control film has the ability to have its tint level and light transmission characteristics infinitely adjusted from less than 1% to over 50% in a matter of seconds using a simple wall switch or remote control. In addition to manual control, it can also automatically adjust its darkness according to environmental conditions, thus maximizing the efficient use of daylight to conserve energy. Glass produced with SPD-SmartGlass film also blocks 99% of harmful UV rays entering the building.

This SPD-SmartGlass project took place over the span of three years and was implemented in two phases, using almost 800 square feet of SPD-Smart glass panels. The first part consisted of the installation of 59 interior panels that were used in the Legacy boardroom, classrooms and lecture hall. Innovative Glass provided variable tint controllers in the rooms for complete light regulation on demand.After the first interior phase was complete, Phase 2 was implemented,and nine large exterior panels were produced and fabricated as high performance 1-inch insulated glass units, which gave the glass exceptional characteristics,with a variable and dynamic light transmission range as well as sound-attenuating properties.


[Note: Project Installation Photos are included in the PDF version of the Innovative Glass Corp. press release which will be available on the Innovative Glass Corp. website at www.innovativeglasscorp.com and is also currently available at the Research Frontiers www.SmartGlass.com website at:

http://www.smartglass.com/press/Innovative_Glass_Completes
_SPDSmartGlass_Project_at_Indiana_University.pdf]

To learn more about Innovative Glass and their electronic glass products, visit: http://www.innovativeglasscorp.com

To learn more about Research Frontiers and its SPD-Smart light control technology, visit http://www.SmartGlass.com.

The Innovative Glass Corp. press release is included herewith as an exhibit.

The press release may include statements that may constitute "forward-looking" statements as referenced in the Private
Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of the press release.


The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

99.1  Innovative Glass Corp. Press Release dated Ffebruary 11, 2009.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: February 11, 2009